UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 18, 2000

FFY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21638 (Commission File Number)	34-1735753 (IRS Employer Identification Number)

724 Boardman-Poland Road, Youngstown, Ohio (Address of principal executive offices)	44512 (Zip Code)
Registrant's telephone number, including area code:	330-726-3396

                      N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events

      On July 18, 2000, the Registrant issued the attached press release.

Item 7.     Financial Statements and Exhibits

      (a)    Exhibits

            99.    Press release, dated July 18, 2000.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
FFY FINANCIAL CORP.
Date: July 19, 2000	By: /s/ Jeffrey L. Francis Jeffrey L. Francis, President and CEO